Subsequent Events	12 Months Ended
Dec. 31, 2017
Disclosure of events after reporting period [Abstract]
Disclosure of events after reporting period [text block]
28.	Subsequent Events

Bladex announced a quarterly cash dividend of $15,180 which represents $0.385 US dollar cent per share corresponding to the 4th quarter of 2017. The cash dividend was approved by the Board of Directors at its meeting held on January 16, 2018 and it is payable on February 21, 2018 to the Bank’s stockholders as of February 2, 2018 record date. Additionally, during the first quarter of 2018, the Bank approved variable compensation for the amount of $5,500.